UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 12, 2007

AIR BROOK AIRPORT EXPRESS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)
33-9218	22-2742564
(Commission File Number)	(IRS Employer Identification No.)

115 West Passaic Street, Rochelle Park., New Jersey	07662
(Address of Principal Executive Offices)	(Zip Code)

(201) 843-6100

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 1.02 - TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Reference is made to Form 8-K dated March 12, 2007. On March 15, 2007 a Certificate of Merger was duly filed in the Office of the Department of Treasury in the State of New Jersey pursuant to which the separate existence of A.B. Park & Fly Corporation ceased. In connection therewith, Air Brook Limousine, Inc. delivered to Air Brook Airport Express, Inc. 150,000 shares of the Common Stock of Air Brook Airport Express, Inc., which said shares were cancelled as outstanding shares of Air Brook Airport Express, Inc.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is being filed herewith:

Exhibit Number	Description of Document
Exhibit- 2	Certificate of Merger filed March 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Air Brook Airport Express, Inc.
March 19, 2007
By: Donald M. Petroski

/s/ Donald M. Petroski
Donald M. Petroski, President